Note 18 - Restricted Cash	12 Months Ended
Jun. 30, 2021
Statement Line Items [Line Items]
Disclosure of restricted cash [text block]
18.	Restricted cash

	As at June 30			As at March 31
(US dollars in thousands)	2021	2020	2019	2019
Bank guarantee security deposit	1,140	1,013	632	816
Preferred supplier agreement escrow	-	-	-	503
Total	1,140	1,013	632	1,319

At June 30, 2021, there is a total of $1.1 million ( June 30, 2020, $1.0 million; June 30, 2019, $0.6 million; March 31, 2019: $0.8 million) of cash which is subject to restriction as security for bank guarantees provided to customers in support of performance obligations under power services contracts.